UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, 18th Floor, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

George P. Hawley, Esq. Secretary 865 South Figueroa Street, 18th Floor Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1.	Schedule of Investments. – The Schedule of Investments are filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (12.9% of Net Assets)

$1,147,833	Aircastle Pass Through Trust, (07-1A-G1), (144A), 0.503%, due 06/14/37(1)(2)	$994,669
625,000	Avalon IV Capital, Ltd., (12-1A-C), (144A), 4.387%, due 04/17/23(1)(2)	599,375
200,000	Avalon IV Capital, Ltd., (12-1A-SUB), (144A), 0%, due 04/17/23(2)(3)	180,000
250,000	Axis Equipment Finance Receivables LLC, (12-1I-D), 5.5%, due 11/20/15	213,921
275,000	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	226,189
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	320,461
1,062,787	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.542%, due 11/14/33(1)(2)	892,742
688,290	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.612%, due 01/25/35(1)(2)	559,533
371,695	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.552%, due 08/25/35(1)(2)	245,031
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.692%, due 04/25/36(1)(2)	682,683
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.691%, due 02/25/35(1)	2,021,702
1,636,327	CIT Education Loan Trust, (07-1-A), (144A), 0.564%, due 03/25/42(1)(2)	1,478,198
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.41%, due 10/25/35(1)(2)	617,443
1,189,153	GE Business Loan Trust, (03-2A-A), (144A), 0.612%, due 11/15/31(1)(2)	1,094,235
772,898	GE Business Loan Trust, (04-1-A), (144A), 0.532%, due 05/15/32(1)(2)	700,917
702,634	GE Business Loan Trust, (04-1-B), (144A), 0.942%, due 05/15/32(1)(2)	553,761
725,171	GE Business Loan Trust, (04-2A-A), (144A), 0.462%, due 12/15/32(1)(2)	655,910
1,082,931	GE Business Loan Trust, (05-1A-A3), (144A), 0.492%, due 06/15/33(1)(2)	923,510
1,038,271	GE Business Loan Trust, (05-2A-A), (144A), 0.482%, due 11/15/33(1)(2)	905,413
208,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.542%, due 04/17/19(1)(2)	203,821
1,008,333	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.492%, due 11/17/20(1)(2)	973,337
818,690	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.482%, due 12/19/32(1)(2)	718,351
550,000	Goal Capital Funding Trust, (06-1-B), 0.941%, due 08/25/42(1)	462,380
1,200,000	Highland Loan Funding V, Ltd., (1A-A2A), (144A), 1.227%, due 08/01/14(1)(2)	1,097,940
973,264	Lease Investment Flight Trust, (1-A1), 0.632%, due 07/15/31(1)	622,889
1,127,676	Lease Investment Flight Trust, (1-A2), 0.672%, due 07/15/31(1)	716,075
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.46%, due 10/25/41(1)	2,035,066
1,750,000	Northstar Education Finance, Inc., (07-1-A3), 0.613%, due 01/29/46(1)	1,525,621
1,708,316	Peachtree Finance Co. LLC, (144A), (Class A Notes), 4.71%, due 04/15/48(2)	1,769,442
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.621%, due 07/01/42(1)(2)	1,125,000
571,667	TAL Advantage LLC, (06-1A-NOTE), (144A), 0.432%, due 04/20/21(1)(2)	542,765
557,917	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25(2)	567,291
220,833	TAL Advantage LLC, (11-1A-A), (144A), 4.6%, due 01/20/26(2)	223,606
475,000	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.49%, due 05/15/20(1)(2)	457,232
809,375	Textainer Marine Containers, Ltd., (11-1A-A), (144A), 4.7%, due 06/15/26(2)	826,880

693,153	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36(2)	752,119
437,143	TRIP Rail Holdings LLC, (11-1-SNR), (144A), 8%, due 07/06/14 (Cost $437,143, Acquired 07/06/11) (2)(4)(5)	437,141
641,667	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.41%, due 11/26/21(1)(2)	605,044
373,698	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.38%, due 02/26/19(1)(2)	359,858
700,000	U.S. Education Loan Trust IV LLC, (06-1A-4), (144A), 0.54%, due 03/01/41(1)(2)(6)	572,247
2,300,000	U.S. Education Loan Trust LLC, (06-2A-A1), (144A), 0.668%, due 03/01/31(1)(2)	2,035,599

	Total Asset-Backed Securities (Cost: $32,462,454)	32,495,397

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Bank Loans (1.3%)

	Electric Utilities (0.4%)
$12,163	Kelson Finance, LLC (Loan Agreement), 7.9%, due 03/08/14(7)	$11,905
1,623,499	Mach Gen, LLC (Loan Agreement), 22.6%, due 02/15/15(7)	1,110,473

	Total Electric Utilities	1,122,378

	Hotels, Restaurants & Leisure (0.5%)
1,400,000	Caesars Entertainment Operating Co. (Loan Agreement), 1%, due 01/28/18(7)	1,266,563

	Satellite Communications (0.4%)
992,500	Intelsat Jackson Holdings, Ltd. (Loan Agreement), 6.1%, due 04/02/18(7)	998,881

	Total Bank Loans (Cost: $3,706,831)	3,387,822

	Collateralized Mortgage Obligations (74.9%)

	Commercial Mortgage-Backed Securities (2.3%)
615,000	Credit Suisse Mortgage Capital Certificates, (06-C5-A3), 5.311%, due 12/15/39	680,689
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44(1)(2)	1,957,399
1,925,000	Greenwich Capital Commercial Funding Corp., (06-GG7-A4), 5.883%, due 07/10/38(1)	2,190,359
980,000	Greenwich Capital Commercial Funding Corp., (07-GG9-A4), 5.444%, due 03/10/39	1,082,566

	Total Commercial Mortgage-Backed Securities	5,911,013

	Residential Mortgage-Backed Securities—Agency (9.2%)
625,240	Federal Home Loan Mortgage Corp., (1673-SD), 15.146%, due 02/15/24 (I/F) (PAC) (1)(8)	789,830
1,350,076	Federal Home Loan Mortgage Corp., (1760-ZD), 1.47%, due 02/15/24(1)(8)	1,368,791
398,282	Federal Home Loan Mortgage Corp., (2990-JK), 21.037%, due 03/15/35 (I/F) (1)	461,125
567,647	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35(8) (PAC)	580,721
10,804,187	Federal Home Loan Mortgage Corp., (3122-SG), 5.388%, due 03/15/36 (I/O) (I/F) (TAC) (PAC) (1)	1,434,640
244,075	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36 (P/O) (3)(8)	241,299
4,966,959	Federal Home Loan Mortgage Corp., (3239-SI), 6.408%, due 11/15/36 (I/O) (PAC) (1)	673,682
5,507,005	Federal Home Loan Mortgage Corp., (3323-SA), 5.868%, due 05/15/37 (I/O) (I/F) (1)(8)	643,682
3,043,956	Federal Home Loan Mortgage Corp., (3459-JS), 6.008%, due 06/15/38 (I/O) (I/F) (1)	360,430
14,185,470	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34 (I/O) (I/F) (1)	527,474
272,149	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35(3) (P/O) (8)	264,357
3,057,428	Federal National Mortgage Association, (07-42-SE), 5.868%, due 05/25/37 (I/O) (I/F) (1)	375,106
12,536,059	Federal National Mortgage Association, (07-48-SD), 5.858%, due 05/25/37 (I/O) (I/F) (1)(8)	1,751,131
2,868,143	Federal National Mortgage Association, (09-69-CS), 6.508%, due 09/25/39 (I/O) (I/F) (1)	421,136
4,505,939	Federal National Mortgage Association, (10-112-PI), 6%, due 10/25/40 (I/O) (8)	821,559
3,880,715	Federal National Mortgage Association, (10-99-NI), 6%, due 09/25/40(I/O)	736,701
3,977,566	Government National Mortgage Association, (05-45-DK), 21.033%, due 06/16/35 (I/F) (1)	5,329,161
13,067,638	Government National Mortgage Association, (06-35-SA), 6.358%, due 07/20/36 (I/O) (I/F) (1)	2,073,010
22,888,708	Government National Mortgage Association, (06-61-SA), 4.508%, due 11/20/36 (I/O) (I/F) (TAC) (1)	2,157,200
13,044,188	Government National Mortgage Association, (08-58-TS), 6.158%, due 05/20/38 (I/O) (I/F) (TAC) (1)	2,000,521

	Total Residential Mortgage-Backed Securities—Agency	23,011,556

	Residential Mortgage-Backed Securities—Non-Agency (63.4%)
2,500,000	ACE Securities Corp., (06-ASP3-A2C), 0.392%, due 06/25/36(1)	1,136,482
2,408,683	ACE Securities Corp., (07-ASP1-A2C), 0.502%, due 03/25/37(1)	1,035,825

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)

$4,865,417	Adjustable Rate Mortgage Trust, (05-11-2A3), 2.866%, due 02/25/36(1)(9)	$2,386,985
2,309,666	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.916%, due 08/25/35(1)	976,805
1,448,209	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.232%, due 03/25/36(1)	940,336
2,864,120	American Home Mortgage Assets, (05-2-2A1A), 3.052%, due 01/25/36(1)(9)	1,616,784
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.382%, due 12/25/36(1)	1,393,907
1,592,753	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.884%, due 06/27/36(1)(2)	1,490,388
1,685,736	BCAP LLC Trust, (11-RR3-1A5), (144A), 4.534%, due 05/27/37(1)(2)	1,632,812
2,065,167	BCAP LLC Trust, (11-RR3-5A3), (144A), 4.491%, due 11/27/37(1)(2)	1,835,425
1,038,431	BCAP LLC Trust, (11-RR4-1A3), (144A), 3.031%, due 03/26/36(1)(2)	969,630
1,399,325	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.753%, due 03/26/37(1)(2)	1,259,393
851,437	BCAP LLC Trust, (11-RR5-2A3), (144A), 4.711%, due 06/26/37(1)(2)	796,092
2,476,087	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.589%, due 06/25/47(1)(9)	1,803,960
1,912,693	Bear Stearns Alternative Loan Trust, (04-8-1A), 0.942%, due 09/25/34(1)	1,646,795
1,317,180	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.472%, due 04/25/36(1)(9)	534,907
244,219	Centex Home Equity, (05-A-AF5), 5.28%, due 01/25/35(1)	237,911
3,626,768	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.785%, due 10/25/35(1)	2,642,181
1,613,273	Citigroup Mortgage Loan Trust, Inc., (06-AR6-1A1), 5.922%, due 08/25/36(1)	1,435,853
3,151,637	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36	2,396,906
1,743,050	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(9)	1,242,908
747,985	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	792,900
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,115,645
2,109,329	Countrywide Alternative Loan Trust, (06-36T2-1A4), 5.75%, due 12/25/36(9)	1,410,562
1,287,422	Countrywide Alternative Loan Trust, (06-5T2-A3), 6%, due 04/25/36	915,531
2,605,670	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37(9)	1,575,448
3,399,151	Countrywide Alternative Loan Trust, (07-12T1-A5), 6%, due 06/25/37	2,468,700
4,314,697	Countrywide Alternative Loan Trust, (07-19-1A34), 6%, due 08/25/37	3,101,373
2,871,489	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	1,930,551
2,145,597	Countrywide Alternative Loan Trust, (07-9T1-2A3), 6%, due 05/25/37	1,426,498
1,400,771	Countrywide Alternative Loan Trust, (08-2R-3A1), 6%, due 08/25/37	1,125,016
2,114,802	Countrywide Home Loans, (04-HYB4-B1), 2.647%, due 09/20/34(1)	337,962
114,380,718	Countrywide Home Loans, (06-14-X), 0.314%, due 09/25/36 (I/O) (1)(4)	1,013,608
3,481,066	Countrywide Home Loans, (06-HYB2-1A1), 2.968%, due 04/20/36(1)(9)	1,696,731
3,245,473	Countrywide Home Loans, (07-J2-2A6), 6%, due 07/25/37(1)(9)	2,145,544
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.982%, due 06/25/34(1)	573,396
2,619,286	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(9)	1,684,279
1,906,855	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(9)	1,117,285
26,883,384	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.308%, due 11/25/36 (I/O) (I/F) (1)(4)	7,108,980
1,301,414	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32(1)	1,106,043
1,330,656	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 4.647%, due 01/25/36(1)	757,798
5,294,065	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36(1)(9)	3,402,055
2,136,998	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.432%, due 02/25/37(1)	1,142,670
476,942	Downey Savings & Loan Association Mortgage Loan Trust, (06-AR2-2A1A), 0.442%, due 10/19/36(1)	310,784
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, (06-FF18-A2D), 0.452%, due 12/25/37(1)	1,083,419
1,200,000	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	1,324,165
1,210,395	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	1,345,467

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)

$2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28(1)	$2,711,769
1,200,000	Green Tree Financial Corp., (96-7-M1), 7.7%, due 10/15/27(1)	1,305,555
1,049,532	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28(1)	1,146,787
435,097	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	481,104
875,889	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	949,168
982,176	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	990,559
839,884	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	880,500
889,338	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	929,877
935,000	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(1)	1,009,250
2,781,309	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36(1)	1,617,459
317,055	GSAA Home Equity Trust, (06-19-A1), 0.332%, due 12/25/36(1)	138,673
2,850,000	GSAMP Trust, (07-FM2-A2B), 0.332%, due 01/25/37(1)	997,845
1,604,095	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.422%, due 05/25/36(1)(9)	715,327
1,365,640	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.896%, due 05/25/35(1)	1,044,667
2,734,168	GSR Mortgage Loan Trust, (06-1F-1A5), 29.195%, due 02/25/36 (I/F) (TAC) (1)(4)	3,974,659
233,566	Household Home Equity Loan Trust, (05-2-M1), 0.702%, due 01/20/35(1)	212,810
7,005,923	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.44%, due 07/25/36 (I/O) (1)(4)	311,644
2,051,125	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.432%, due 04/25/37(1)	900,605
765,853	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	764,740
1,462,805	JP Morgan Alternative Loan Trust, (06-A2-5A1), 5.53%, due 05/25/36(1)(9)	921,635
2,601,844	JP Morgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	2,015,701
550,000	Lake Country Mortgage Loan Trust, (06-HE1-M5), (144A), 2.242%, due 07/25/34(1)(2)	248,589
855,059	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	924,073
1,964,065	Lehman XS Trust, (07-14H-A211), 0.73%, due 07/25/47(1)(9)	971,604
1,300,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.142%, due 10/25/34(1)	1,058,911
3,500,000	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.582%, due 05/25/47(1)	275,686
2,748,922	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(9)	1,899,941
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.422%, due 06/25/37(1)	1,142,323
2,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-5-2A2), 1.242%, due 10/25/37(1)	1,378,699
1,355,771	Merrill Lynch Mortgage Backed Securities Trust, (07-2-1A1), 2.582%, due 08/25/36(1)	960,640
733,024	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	730,929
733,024	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	746,093
370,000	Morgan Stanley Capital Inc., (05-HE3-M2), 0.762%, due 07/25/35(1)	353,902
1,500,000	Morgan Stanley Capital Inc., (05-HE3-M3), 0.772%, due 07/25/35(1)	1,065,652
1,633,718	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.442%, due 06/25/33(1)	1,273,541
2,418,735	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 5.185%, due 11/25/37(1)	1,584,026
1,280,000	New Century Home Equity Loan Trust, (05-3-M1), 0.722%, due 07/25/35(1)	1,182,636
3,602,708	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.403%, due 02/25/36(1)(9)	1,846,284
3,295,893	Novastar Home Equity Loan, (06-2-A2C), 0.392%, due 06/25/36(1)	1,407,958
597,900	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	446,435
977,706	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	804,308
851,280	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	811,194
544,716	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	556,196
894,859	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	876,060
1,001,224	Origen Manufactured Housing, (04-A-M2), 6.64%, due 01/15/35(1)	1,015,039

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)

$848,414	Origen Manufactured Housing, (05-A-M1), 5.46%, due 06/15/36(1)	$863,954
778,397	Origen Manufactured Housing, (06-A-A1), 0.392%, due 11/15/18(1)	751,266
1,100,000	Park Place Securities, Inc., (05-WCH1-M2), 0.762%, due 01/25/36(1)	1,020,436
1,200,000	Park Place Securities, Inc., (05-WHQ1-M2), 0.742%, due 03/25/35(1)	1,070,818
345,524	Residential Accredit Loans, Inc., (05-QA7-M1), 3.091%, due 07/25/35(1)(9)	3
1,713,394	Residential Accredit Loans, Inc., (06-Q07-2A1), 1.009%, due 09/25/46(1)	878,661
1,685,861	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)	1,263,459
38,553,448	Residential Accredit Loans, Inc., (06-QS11-AV), 0.332%, due 08/25/36 (I/O) (1)(4)	487,693
19,009,252	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.728%, due 06/25/36 (I/O) (1)(4)	557,705
3,739,246	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(9)	2,360,781
41,780,468	Residential Accredit Loans, Inc., (07-QS2-AV), 0.315%, due 01/25/37 (I/O) (1)(4)	566,201
42,490,254	Residential Accredit Loans, Inc., (07-QS3-AV), 0.32%, due 02/25/37 (I/O) (1)(4)	621,930
1,085,265	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37 (TAC) (9)	685,576
2,779,000	Residential Asset Securitization Trust, (05-A8CB-A3), 5.5%, due 07/25/35	2,126,241
2,026,504	Residential Asset Securitization Trust, (07-A2-1A1), 6%, due 04/25/37(9)	1,588,003
7,396,259	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37 (I/O) (4)	1,099,963
141,275,849	Residential Funding Mortgage Securities, (06-S9-AV), 0.3%, due 09/25/36 (I/O) (1)(4)	1,500,858
610,904	Residential Funding Mortgage Securities II, Inc., (01-HI3-AI7), 7.56%, due 07/25/26(1)	576,483
3,031,650	Securitized Asset Backed Receivables LLC Trust, (07-BR4-A2C), 0.532%, due 05/25/37(1)	1,100,872
4,767,383	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.655%, due 10/25/36(1)	2,830,033
1,985,082	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 5.38%, due 10/25/35(1)	1,214,166
2,727,849	Structured Adjustable Rate Mortgage Loan Trust, (05-23-3A1), 5.508%, due 01/25/36(1)	1,929,495
1,312,856	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 4.894%, due 10/25/47(1)(9)	745,896
3,400,000	Structured Asset Mortgage Investments, Inc., (06-AR7-A11), 0.541%, due 08/25/36(1)	777,921
1,521,716	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.659%, due 08/25/47(1)	900,270
148,677	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.322%, due 01/25/38(1)(2)(9)	134,427
451,339	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	465,533
574,172	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	611,104
1,569,106	Vanderbilt Mortgage Finance, (00-C-ARM), 0.593%, due 10/07/30(1)	1,209,045
950,923	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31(1)	988,209
581,761	Vanderbilt Mortgage Finance, (01-C-M1), 6.76%, due 01/07/32	593,587
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	941,952
1,908,201	Washington Mutual Mortgage Pass-Through Certificates, (06-AR9-2A), 1.022%, due 11/25/46(1)(9)	899,276
1,841,911	Washington Mutual Mortgage Pass-Through Certificates, (07-HY5-2A5), 5.556%, due 05/25/37(1)	1,195,257
1,645,345	Wells Fargo Mortgage Backed Securities Trust, (06-2-1A4), 18.723%, due 03/25/36 (I/F) (1)(4)	1,941,274
1,854,130	Wells Fargo Mortgage Backed Securities Trust, (06-AR10-5A1), 2.721%, due 07/25/36(1)	1,420,018
1,942,623	Wells Fargo Mortgage Backed Securities Trust, (07-AR3-A4), 5.764%, due 04/25/37(1)(9)	1,702,677
2,054,933	Wells Fargo Mortgage Loan Trust, (10-RR4-1A2), (144A), 5.263%, due 12/27/46(1)(2)(9)	742,567

	Total Residential Mortgage-Backed Securities—Non-Agency	159,369,358

	Total Collateralized Mortgage Obligations (Cost: $172,612,548)	188,291,927

	Corporate Bonds (20.4%)

	Airlines (2.0%)
1,858,554	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	2,042,086
866,417	Delta Air Lines, Inc. Pass-Through Certificates (02-1G1), 6.718%, due 01/02/23(EETC)	917,320

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Airlines (Continued)
$1,250,000	Delta Air Lines, Inc. Pass-Through Certificates, (02-G2), 6.417%, due 01/02/14(EETC)	$1,275,000
870,950	US Airways Group, Inc., Pass-Through Certificates, (10-1A), 6.25%, due 04/22/23(EETC)	905,788

	Total Airlines	5,140,194

	Banks (6.4%)
700,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14(2)	705,012
1,000,000	Bank of America Corp., 5%, due 05/13/21	1,003,360
2,985,000	Bank of America Corp., 5.625%, due 07/01/20	3,117,086
430,000	Bank of America Corp., 5.625%, due 10/14/16	459,248
1,000,000	Bank of America NA, 0.774%, due 06/15/17(1)	862,116
1,400,000	Chase Capital III, 1.038%, due 03/01/27(1)	1,073,429
400,000	Chase Capital VI, 1.172%, due 08/01/28(1)	310,336
1,500,000	CIT Group, Inc., (144A), 7%, due 05/02/16(2)	1,505,625
2,000,000	Citigroup, Inc., 1.041%, due 08/25/36(1)	1,342,332
1,250,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	1,334,913
975,000	Lloyds TSB Bank PLC (United Kingdom), 4.875%, due 01/21/16	1,012,144
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	668,637
1,500,000	Morgan Stanley, 1.015%, due 10/18/16(1)	1,291,011
1,300,000	Royal Bank of Scotland PLC (The) (United Kingdom), 3.95%, due 09/21/15	1,316,266

	Total Banks	16,001,515

	Coal (0.2%)
675,000	Arch Coal, Inc., (144A), 7%, due 06/15/19(2)	629,438

	Diversified Financial Services (2.1%)
475,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15(2)	484,313
2,000,000	General Electric Capital Corp., 0.983%, due 08/15/36(1)	1,473,760
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14(2)	1,484,000
1,000,000	JPMorgan Chase Capital XXIII, 1.503%, due 05/15/47(1)	735,000
300,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	305,550
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	715,000

	Total Diversified Financial Services	5,197,623

	Electric (2.9%)
850,000	AES Corp., 7.75%, due 10/15/15	949,875
2,250,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16(6) (EETC)	1,389,375
650,000	Edison Mission Energy, 7%, due 05/15/17	412,750
849,506	Mirant Mid-Atlantic Pass-Through Certificate, Series B, 9.125%, due 06/30/17(EETC)	868,620
1,169,153	Mirant Mid-Atlantic Pass-Through Certificate, Series C, 10.06%, due 12/30/28(EETC)	1,204,228
2,480,000	NRG Energy, Inc., 7.625%, due 01/15/18	2,498,600

	Total Electric	7,323,448

	Engineering & Construction (0.3%)
700,000	BAA Funding, Ltd., (144A), 4.875%, due 07/15/23(2)	697,456

	Gas (2.0%)
1,535,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,646,287
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,548,750

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Gas (Continued)
$2,066,000	Southern Union Co., 3.564%, due 11/01/66(1)	$1,818,080

	Total Gas	5,013,117

	Healthcare-Services (0.9%)
492,000	CHS/Community Health Systems, Inc., 8.875%, due 07/15/15	509,835
540,000	CHS/Community Health Systems, Inc., (144A), 8%, due 11/15/19(2)	560,250
1,000,000	HCA, Inc., 8.5%, due 04/15/19	1,111,250

	Total Healthcare-Services	2,181,335

	Real Estate (0.6%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,464,500

	REIT (2.1%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,112,476
500,000	HCP, Inc., 6.3%, due 09/15/16	561,628
1,000,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,050,568
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	719,186
700,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	768,940
950,000	SL Green Realty Corp., 5%, due 08/15/18	968,133

	Total REIT	5,180,931

	Telecommunications (0.5%)
650,000	iPCS, Inc., 3.797%, due 05/01/14(1)	614,250
790,000	Nextel Communications, Inc., Series C, 5.95%, due 03/15/14	791,481

	Total Telecommunications	1,405,731

	Trucking & Leasing (0.4%)
904,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/17/16(2)	946,940

	Total Corporate Bonds (Cost: $50,225,051)	51,182,228

	Municipal Bonds (0.5%)
600,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	657,066
650,000	Illinois State General Obligation Bond, 5.665%, due 03/01/18	709,637

	Total Municipal Bonds (Cost: $1,245,206)	1,366,703

	Total Fixed Income Securities (Cost: $ 260,252,090) (110.0%)	276,724,077

	Convertible Securities

	Convertible Corporate Bonds (1.1%)

	Commercial Services (0.4%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	914,936

	Diversified Financial Services (0.1%)
256,000	Janus Capital Group, Inc., 3.25%, due 07/15/14	273,971

	Semiconductors (0.1%)
220,000	Xilinx, Inc., 3.125%, due 03/15/37	280,500

	Telecommunications (0.5%)
1,297,000	Ciena Corp., 0.25%, due 05/01/13	1,291,164

	Total Convertible Corporate Bonds (Cost: $2,601,478)	2,760,571

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Number of Shares		Value
	Convertible Preferred Stock (0.6%)

	Electric (0.3%)
16,500	AES Corp., $3.375	$823,185

	Oil & Gas (0.3%)
8,200	Chesapeake Energy Corp., $5.00	682,650

	Total Convertible Preferred Stock (Cost: $1,473,300)	1,505,835

	Total Convertible Securities (Cost: $ 4,074,778) (1.7%)	4,266,406

	Common Stock

	Banks (0.9%)
13,300	Citigroup, Inc.	486,115
23,800	JPMorgan Chase & Co.	1,094,324
16,750	State Street Corp.	762,125

	Total Banks	2,342,564

	Beverages (0.1%)
5,300	PepsiCo, Inc.	351,655

	Chemicals (0.3%)
14,700	Du Pont (E.I.) de Nemours & Co.	777,630

	Computers (0.4%)
21,100	Dell, Inc. (10)	350,260
21,800	Seagate Technology PLC (Ireland)	587,510

	Total Computers	937,770

	Diversified Financial Services (0.5%)
9,800	American Express Co.	567,028
12,072	Ameriprise Financial, Inc.	689,673

	Total Diversified Financial Services	1,256,701

	Electric (0.3%)
16,000	American Electric Power Co., Inc.	617,280

	Electronics (1.1%)
13,950	Honeywell International, Inc.	851,648
19,700	TE Connectivity, Ltd.	723,975
7,050	Thermo Fisher Scientific, Inc. (10)	397,479
13,400	Tyco International, Ltd.	752,812

	Total Electronics	2,725,914

	Entertainment (0.2%)
40,500	Regal Entertainment Group	550,800

	Food (0.5%)
11,400	Campbell Soup Co.	385,890
23,500	Kraft Foods, Inc., Class A	893,235

	Total Food	1,279,125

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Number of Shares	Common Stock	Value
	Forest Products & Paper (0.1%)
7,300	MeadWestvaco Corp.	$230,607

	Healthcare-Products (0.2%)
7,600	Medtronic, Inc.	297,844
5,200	Teleflex, Inc.	317,980

	Total Healthcare-Products	615,824

	Home Builders (0.2%)
19,550	Lennar Corp., Class A	531,369

	Household Products/Wares (0.3%)
6,000	Avery Dennison Corp.	180,780
8,800	Kimberly-Clark Corp.	650,232

	Total Household Products/Wares	831,012

	Insurance (0.5%)
13,700	Allstate Corp. (The)	451,004
14,500	Travelers Cos., Inc. (The)	858,400

	Total Insurance	1,309,404

	Internet (0.2%)
21,000	Symantec Corp. (10)	392,700

	Iron & Steel (0.2%)
5,700	Cliffs Natural Resources, Inc.	394,782

	Media (0.5%)
11,600	CBS Corp., Class B	393,356
23,600	Comcast Corp., Class A	708,236
6,500	Time Warner, Inc.	245,375

	Total Media	1,346,967

	Mining (0.1%)
23,900	Alcoa, Inc.	239,478

	Miscellaneous Manufacturers (0.7%)
43,600	General Electric Co.	875,052
27,600	Textron, Inc.	768,108

	Total Miscellaneous Manufacturers	1,643,160

	Oil & Gas (1.3%)
1,500	Anadarko Petroleum Corp.	117,510
10,400	Chevron Corp.	1,115,296
6,150	Devon Energy Corp.	437,388
14,750	Ensco International PLC (United Kingdom) (SP ADR)	780,717
19,600	Nabors Industries, Ltd. (10)	342,804
15,400	Valero Energy Corp.	396,858

	Total Oil & Gas	3,190,573

	Oil & Gas Services (0.3%)
11,100	Baker Hughes, Inc.	465,534

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Number of Shares	Common Stock	Value
	Oil & Gas Services (Continued)
13,600	Weatherford International, Ltd. (10)	$205,224

	Total Oil & Gas Services	670,758

	Packaging & Containers (0.2%)
18,700	Packaging Corp. of America	553,333

	Pharmaceuticals (0.7%)
7,500	Johnson & Johnson	494,700
55,800	Pfizer, Inc.	1,264,428

	Total Pharmaceuticals	1,759,128

	REIT (0.2%)
28,550	Kimco Realty Corp.	549,873

	Retail (0.8%)
11,800	Foot Locker, Inc.	366,390
24,000	Gap, Inc. (The)	627,360
20,300	Home Depot, Inc. (The)	1,021,293

	Total Retail	2,015,043

	Savings & Loans (0.2%)
34,600	New York Community Bancorp, Inc.	481,286

	Semiconductors (0.5%)
32,100	Intel Corp.	902,331
11,100	Microchip Technology, Inc.	412,920

	Total Semiconductors	1,315,251

	Software (0.2%)
7,400	Activision Blizzard, Inc.	94,868
15,000	CA, Inc.	413,400

	Total Software	508,268

	Telecommunications (0.9%)
23,600	AT&T, Inc.	737,028
17,500	Cisco Systems, Inc.	370,125
11,662	Motorola Mobility Holdings, Inc. (10)	457,617
58,000	Windstream Corp.	679,180

	Total Telecommunications	2,243,950

	Total Common Stock (Cost: $ 25,671,200) (12.6%)	31,662,205

Principal Amount	Short Term Investments
	Repurchase Agreement (Cost: $187,221) (0.1%)
$187,221	State Street Bank & Trust Company, 0.01%, due 04/02/12 (collateralized by $190,000 U.S. Treasury Note, 1.500%, due 06/30/16, valued at $195,938) (Total Amount to be Received Upon Repurchase $187,221)	187,221

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Short Term Investments	Value
	U.S. Treasury Securities (Cost: $204,992) (0.1%)
$ 205,000	U.S. Treasury Bill, 0.015%, due 04/26/12(8)	$204,992

	Total Short Term Investments (Cost $392,213) (0.2%)	392,213

	TOTAL INVESTMENTS (Cost $290,390,281) (124.5%)	313,044,901
	LIABILITIES IN EXCESS OF OTHER ASSETS (-24.5%)	(61,609,108)

	NET ASSETS (100.0%)	$251,435,793

Notes to Schedule of Investments:
(1)		Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2012.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of these securities amounted to $49,148,513 or 19.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		As of March 31, 2012, security is not accruing interest.
(4)		Illiquid security.
(5)		Restricted security (Note 3).
(6)		Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)		Rate stated is the effective yield.
(8)		All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 1).
(9)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(10)		Non-income producing security.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
P/O	-	Principal Only Security.
PAC	-	Planned Amortization Class.
REIT	-	Real Estate Investment Trust.
SP ADR	-	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
TAC	-	Target Amortization Class.

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
9	S&P 500 Index Futures	06/14/2012	$3,157,200	$91,531
2	S&P 500 E Mini Index Futures	06/15/2012	140,325	4,258

			$3,297,525	$95,789

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2012 (UNAUDITED) (CONT’D)

Swap Agreements

Credit Default Swaps – Sell Protection(1)

Notional Amount(2)	Implied Credit Spread(3)	Expiration Date	Counterparty	Fixed Deal Receive Rate	Reference Entity	Unrealized (Depreciation)	Premium (Received)	Value(4)
$2,310,000	1.45%	09/20/16	Barclays Capital Inc.	0.25%	Government of France (Moody’s Rating Aaa)	$(8,039)	$(115,940)	$(123,979)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2) The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.

(3) An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The values of credit default swap agreements serve as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period –end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

As of March 31, 2012, for the above contracts and/or agreements, the Fund had sufficient securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	March 31, 2012

Industry*	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	63.4%
Asset-Backed Securities	12.9
Residential Mortgage-Backed Securities—Agency	9.2
Banks	7.3
Electric	3.5
Diversified Financial Services	2.7
Commercial Mortgage-Backed Securities	2.3
REIT	2.3
Airlines	2.0
Gas	2.0
Telecommunications	1.9
Oil & Gas	1.6
Electronics	1.1
Healthcare-Services	0.9
Retail	0.8
Miscellaneous Manufacturers	0.7
Pharmaceuticals	0.7
Real Estate	0.6
Semiconductors	0.6
Food	0.5
Hotels, Restaurants & Leisure	0.5
Insurance	0.5
Media	0.5
Municipal Bonds	0.5
Commercial Services	0.4
Computers	0.4
Electric Utilities	0.4
Satellite Communications	0.4
Trucking & Leasing	0.4
Chemicals	0.3
Engineering & Construction	0.3
Household Products/Wares	0.3
Oil & Gas Services	0.3
Coal	0.2
Entertainment	0.2
Healthcare-Products	0.2
Home Builders	0.2
Internet	0.2
Iron & Steel	0.2
Packaging & Containers	0.2
Savings & Loans	0.2
Software	0.2
Beverages	0.1
Forest Products & Paper	0.1
Mining	0.1
Short-Term Investments	0.2

Total	124.5%

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Notes to Schedule of Investments (Unaudited)

Note 1 – Security Valuation:

Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, after which they will be valued at amortized value using their value of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Swap agreements are valued at the last ask price if no sales are reported.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale, bid or amortized cost prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under that accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement prices established at the close of business each day by the board of trades or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized as Level 1.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise the fair values are categorized as Level 3.

Asset-backed securities, mortgage-backed securities and collateralized debt obligations. The fair value of asset backed securities, mortgage-backed securities and collateralized debt obligations is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, which are then in Level 3.

U.S. government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 and 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Credit default swaps. Credit Default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit defaulted swaps are categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and are categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$32,058,256	$437,141	$32,495,397

Bank Loans
Electric Utilities	—	1,122,378	—	1,122,378
Hotels, Restaurants & Leisure	—	1,266,563	—	1,266,563
Satellite Communications	—	998,881	—	998,881

Total Bank Loans	—	3,387,822	—	3,387,822

Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities	—	5,911,013	—	5,911,013
Residential Mortgage-Backed Securities-Agency	—	23,011,556	—	23,011,556
Residential Mortgage-Backed Securities-Non-Agency	—	142,418,372	16,950,986	159,369,358

Total Collateralized Mortgage Obligations	—	171,340,941	16,950,986	188,291,927

Corporate Bonds
Airlines	—	5,140,194	—	5,140,194
Banks	—	16,001,515	—	16,001,515
Coal	—	629,438	—	629,438
Diversified Financial Services	—	5,197,623	—	5,197,623
Electric	—	7,323,448	—	7,323,448
Engineering & Construction	—	697,456	—	697,456
Gas	—	5,013,117	—	5,013,117
Healthcare-Services	—	2,181,335	—	2,181,335
Real Estate	—	1,464,500	—	1,464,500
REIT	—	5,180,931	—	5,180,931
Telecommunications	—	1,405,731	—	1,405,731
Trucking & Leasing	—	946,940	—	946,940

Total Corporate Bonds	—	51,182,228	—	51,182,228

Municipal Bonds	—	1,366,703	—	1,366,703

Total Fixed Income Securities	—	259,335,950	17,388,127	276,724,077

Convertible Securities
Convertible Corporate Bonds
Commercial Services	—	914,936	—	914,936
Diversified Financial Services	—	273,971	—	273,971
Semiconductors	—	280,500	—	280,500
Telecommunications	—	1,291,164	—	1,291,164

Total Convertible Corporate Bonds	—	2,760,571	—	2,760,571

Convertible Preferred Stock
Electric	823,185	—	—	823,185
Oil & Gas	682,650	—	—	682,650

Total Convertible Preferred Stock	1,505,835	—	—	1,505,835

Total Convertible Securities	1,505,835	2,760,571	—	4,266,406

Common Stock
Banks	2,342,564	—	—	2,342,564
Beverages	351,655	—	—	351,655
Chemicals	777,630	—	—	777,630
Computers	937,770	—	—	937,770
Diversified Financial Services	1,256,701	—	—	1,256,701
Electric	617,280	—	—	617,280
Electronics	2,725,914	—	—	2,725,914
Entertainment	550,800	—	—	550,800
Food	1,279,125	—	—	1,279,125
Forest Products & Paper	230,607	—	—	230,607
Healthcare-Products	615,824	—	—	615,824
Home Builders	531,369	—	—	531,369
Household Products/Wares	831,012	—	—	831,012
Insurance	1,309,404	—	—	1,309,404
Internet	392,700	—	—	392,700
Iron & Steel	394,782	—	—	394,782
Media	1,346,967	—	—	1,346,967
Mining	239,478	—	—	239,478
Miscellaneous Manufacturers	1,643,160	—	—	1,643,160
Oil & Gas	3,190,573	—	—	3,190,573
Oil & Gas Services	670,758	—	—	670,758
Packaging & Containers	553,333	—	—	553,333
Pharmaceuticals	1,759,128	—	—	1,759,128
REIT	549,873	—	—	549,873
Retail	2,015,043	—	—	2,015,043
Savings & Loans	481,286	—	—	481,286
Semiconductors	1,315,251	—	—	1,315,251
Software	508,268	—	—	508,268
Telecommunications	2,243,950	—	—	2,243,950

Total Common Stock	31,662,205	—	—	31,662,205

Total Short Term Investments	204,992	187,221	—	392,213

Total Investments	33,373,032	262,283,742	17,388,127	313,044,901

Derivatives
Futures Contracts
Equity Risk	95,789	—	—	95,789

Total Derivatives	95,789	—	—	95,789

Total	$33,468,821	$262,283,742	$17,388,127	$313,140,690

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements
Credit Risk	$—	$(123,979)	$—	$(123,979)

Total Derivatives	$—	$(123,979)	$—	$(123,979)

The Fund did not have any transfers between Level 1 and Level 2 of the fair value hierarchy during the three months ended March 31, 2012.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 3/31/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 3/31/12
Asset-BackedSecurities	$437,144	$—	$—	$(3)	$—	$—	$—	$—	$437,141	$(3)
Collateralized Mortgage Obligations	15,734,843	—	(236,099)	1,670,031	—	(217,789)	—	—	16,950,986	1,670,031

Total	$16,171,987	$—	$(236,099)	$1,670,028	$—	$(217,789)	$—	$—	$17,388,127	$1,670,028

Significant unobservable valuation inputs developed by the Board of Directors for material Level 3 investments as of March 31, 2012, are as follows:

Description	Fair Value at 3/31/12	Valuation Techniques	Unobservable Input	Range
Asset-Backed Securities	$437,141	Methods of Comparables/Consensus Pricing	Offered Quotes	$0.89 to $145.37
Residential Mortgage-Backed Securities - Non-Agency	$16,950,986	Methods of Comparables/Consensus Pricing	Offered Quotes	$0.89 to $145.37

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the three months ended March 31, 2012, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk category:

	Credit Risk	Equity Risk	Total
TCW Strategic Income Fund
Asset Derivatives
Futures Contracts	$—	$95,789	$95,789

Liability Derivatives
Swap Agreements	$(123,979)	$—	$(123,979)

Notional Amounts†
Futures Contracts	—	11	11
Swap Agreements	$2,310,000	$—	$2,310,000

†	Amount represents notional amount or number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2012 the Fund used futures contracts to gain exposure to the S&P Index. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Swap Agreements: The TCW Strategic Income Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2012, the Fund used credit default swap agreements to gain exposure to a bond issued by the Government of France. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount equal to or greater than the committed amount.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At March 31, 2012, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$38,677,335
Depreciated securities	(16,313,315)

Net unrealized appreciation	$22,364,020

Cost of securities for federal income tax purposes	$290,680,880

Note 3—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at March 31, 2012. However, one 144A security was considered restricted due to its illiquidity status at March 31, 2012. All other 144A securities are liquid and, therefore, are not considered restricted. Aggregate cost and fair value of that security held at March 31, 2012 was as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Securities	$437,143	$437,141	0.17%

Note 4—Recently Issued Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	May 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	May 15, 2012

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito Treasurer and Chief Financial Officer

Date	May 15, 2012